1st Quarter 2015 Earnings Report April 30, 2015

Forward Looking Statements 2 This presentation should be reviewed in conjunction with CVR Energy, Inc.’s First Quarter earnings conference call held on April 30, 2015. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, (ii) those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission, and (iii) those set forth under “Risk Factors” in the CVR Partners, LP Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

3 Consolidated Results (1) Non-GAAP reconciliation on slide 10 (2) Non-GAAP reconciliation on slide 11 (3) Non-GAAP reconciliation on slide 12 (4) Non-GAAP reconciliation on slide 13 First Quarter (In millions, except for EPS/EPU/Distributions) 3/31/2015 3/31/2014 Percent Change Net income attributable to CVR Energy stockholders $ 54.9 $ 126.7 -57% Diluted earnings per share $ 0.63 $ 1.46 -57% Adjusted net income per diluted share(1) $ 0.98 $ 0.94 4% EBITDA(2) $ 114.0 $ 228.3 -50% Adjusted EBITDA(2) $ 163.7 $ 154.1 6% Adjusted Nitrogen Fertilizer EBITDA(3) $ 38.4 $ 29.9 28% CVR Partners Distributions $ 0.45 $ 0.38 18% Adjusted Petroleum EBITDA(4) $ 161.7 $ 194.1 -17% CVR Refining Distributions $ 0.76 $ 0.98 -22%

Capital Structure 4 Consolidated Net Debt (Cash) ($ in millions) Note: Refer to slide 8 for metrics used in calculations Financial Metrics 2012 2013 2014 Q1 2015 LTM  Debt to Capital 37% 36% 41% 40%  Debt to Adj. EBITDA 0.7 1.0 1.4 1.4 Capitalization ($ in millions) As of 3/31/2015 Consolidated Cash and cash equivalents 852.2$ CVR Refining $400mm ABL - $250mm Revolver 31.5 Capital Lease Obligations 49.6 6.5% Unsecuted Notes due 2022 500.0 Total CVR Refining Debt 581.1$ CVR Partners $125mm Term Loan 125.0 $25mm Revolver - Total CVR Partners Debt 125.0$ CVR Energy Loan to CVR Refining (31.5) Total Debt 674.6$ Stockholders Equity 999.5 Total Capitalization 1,674.1$ 2.2 (165.9) (78.8) (177.6) ($200) ($150) ($100) ($50) $0 $50 2012 2013 2014 2015

Appendix

Non-GAAP Financial Measures 6 To supplement the actual results in accordance with GAAP for the applicable periods, the Company also uses non- GAAP financial measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Non-GAAP Financial Measures (cont’d) 7 Adjusted net income is not a recognized term under GAAP and should not be substituted for net income as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income per diluted share represents adjusted net income divided by weighted-average diluted shares outstanding. EBITDA and Adjusted EBITDA. EBITDA represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable) unfavorable, share-based compensation, major scheduled turnaround expenses, loss on extinguishment of debt, (gain) loss on derivatives, net, current period settlements on derivative contracts and expenses associated with the Gary-Williams acquisition. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBTIDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for FIFO impacts (favorable) unfavorable; share-based compensation, non-cash; major scheduled turnaround expenses; loss on extinguishment of debt; (gain) loss on derivatives, net; and current period settlements on derivative contracts. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners' calculation of available cash for distribution. Adjusted EBITDA by operating segment is not a recognized term under GAAP and should not be substituted for net income as a measure of performance. Management believes that Adjusted EBITDA by operating segment enables investors to better understand CVR Refining’s and CVR Partners' ability to make distributions to their common unitholders, helps investors evaluate our ongoing operating results and allows for greater transparency in reviewing our overall financial, operational and economic performance. Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

8 Capital Structure Financials ($ in millions) Full Year LTM 2012 2013 2014 2015  Cash $ 896.0 $ 842.1 $ 753.7 $ 852.2  Total Debt, including current portion 898.2 676.2 674.9 674.6  Net Debt (Cash) 2.2 (165.9) (78.8) (177.6)  CVR Stockholders’ Equity 1,525.1 1,188.6 988.1 999.5  Adjusted EBITDA(1)(2) $ 1,264.5 $ 659.7 $ 473.5 $ 483.1 Note: Includes cash and debt of CVR Partners LP and CVR Refining LP (1) Definition on slide 7 (2) Non-GAAP reconciliation on slide 9

Consolidated Non-GAAP Financial Measures

CVR Energy

Financials ($ in millions)	Full Year			LTM
	2012	2013	2014	2015
Net income attributable to CVR Energy stockholders	$ 378.6	$ 370.7	$ 173.9	$ 102.1
Interest expense and other financing costs, net of interest income	74.5	49.3	39.1	41.7
Depreciation and amortization	130.0	142.8	154.4	159.1
Income tax expense	225.6	183.7	97.7	52.3
FIFO impacts, (favorable) unfavorable	58.4	(21.3)	160.8	206.9
(Gain) loss on derivatives, net	285.6	(57.1)	(185.6)	(24.8)
Current period settlements on derivative contracts[1]	(137.6)	6.4	122.2	94.8
Share-based compensation	39.1	18.4	12.3	12.2
Loss on extinguishment of debt	37.5	26.1	-	-
Major scheduled turnaround expenses	128.5	-	6.8	6.8
Expenses associated with proxy matter	44.2	-	-	-
Expenses associated with the acquisition of Gary-Williams[2]	11.0	-	-	-
Adjusted EBITDA and EBITDA adjustments related to non-controlling interest	(10.9)	(59.3)	(108.1)	(168.0)
Adjusted EBITDA[3]	**$ 1,264.5**	**$ 659.7**	**$ 473.5**	**$ 483.1**

(1) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2) Legal, professional and integration expenses related to the December 2011 acquisition

(3) Definition on slide 7

9

10 Consolidated Non-GAAP Financial Measures Financials ($ in millions, except for per share data) First Quarter 3/31/2015 3/31/2014 Income before income tax expense $ 108.7 $ 283.1 FIFO impact (favorable) unfavorable 24.5 (21.6) Share-based compensation 4.0 4.1 (Gain) loss on derivatives, net 51.4 (109.4) Current period settlement on derivative contracts(1) (6.3) 21.1 Adjusted net income before income tax expense and non-controlling interest $ 182.3 $ 177.3 Adjusted net income attributed to non-controlling interest (53.7) (55.3) Income tax expense, as adjusted (43.7) (40.1) Adjusted net income attributable to CVR Energy stockholders(2) $ 84.9 $ 81.9 Adjusted Net Income per diluted share(2) $ 0.98 $ 0.94 (1) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. (2) Definition on slide 7

11 Consolidated Non-GAAP Financial Measures Financials ($ in millions) First Quarter 3/31/2015 3/31/2014 Net income attributable to CVR Energy stockholders $ 54.9 $ 126.7 Interest expense and other financing costs, net of interest income 12.5 9.9 Depreciation and amortization 42.0 37.3 Income tax expense 24.0 69.4 EBITDA adjustments included in non-controlling interest (19.4) (15.0) EBITDA(1) $ 114.0 $ 228.3 FIFO impacts, (favorable) unfavorable 24.5 (21.6) (Gain) loss on derivatives, net 51.4 (109.4) Current period settlement on derivative contracts(2) (6.3) 21.1 Share-based compensation 4.0 4.1 Adjustments included in non-controlling interest (23.9) 31.6 Adjusted EBITDA(1) $ 163.7 $ 154.1 (1) Definition on slide 7 (2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

Fertilizer Non-GAAP Financial Measures 12 Financials ($ in millions) First Quarter 3/31/2015 3/31/2014 Nitrogen Fertilizer net income $ 29.8 $ 21.5 Interest expense and other financing costs, net 1.7 1.6 Income tax expense - - Depreciation and amortization 6.8 6.7 Nitrogen Fertilizer EBITDA(1) $ 38.3 $ 29.8 Share-based compensation, non-cash 0.1 0.1 Adjusted Nitrogen Fertilizer EBITDA(1) $ 38.4 $ 29.9 (1) Definition on slide 7

Petroleum Non-GAAP Financial Measures 13 Financials ($ in millions) First Quarter 3/31/2015 3/31/2014 Petroleum net income $ 46.7 $ 265.4 Interest expense and other financing costs, net of interest income 11.2 8.6 Income tax expense - - Depreciation and amortization 34.0 29.5 Petroleum EBITDA(1) $ 91.9 $ 303.5 FIFO impacts (favorable), unfavorable 24.5 (21.6) Share-based compensation, non-cash 0.2 0.5 (Gain) loss on derivatives, net 51.4 (109.4) Current period settlements on derivative contracts(2) (6.3) 21.1 Adjusted Petroleum EBITDA(1) $ 161.7 $ 194.1 (1) Definition on slide 7 (2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.